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EXHIBIT 21

Subsidiaries of Omnicare, Inc.

The following is a list of subsidiaries included in the consolidated financial statements of the Company as of December 31, 2002. Other subsidiaries which have been omitted from the list would not, when considered in the aggregate, constitute a significant subsidiary. Each of the companies is incorporated under the laws of the state following its name.

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
                                                                                                     State of
                                                                  Doing Business As Name           Incorporation/
Legal Name                                                      (if other than legal name)          Organization    % Owned
-------------------------------------------------------   --------------------------------------   --------------   -------
AAHS Acquisition Corp.                                    A-Avenue Health Services                     Delaware       100%
Accu-Med Services, Inc.                                                                                Delaware       100%
ACP Acquisition Corp.                                     Add-On Health Systems                        Delaware       100%
AMC - New York, Inc.                                      Royal Care Holdings, Inc.                    Delaware       100%
AMC - Tennessee, Inc.                                     The Pharmacy, Stephens Drugs                 Delaware       100%
Anderson Medical Services, Inc.                                                                        Delaware       100%
APS Acquisition LLC                                                                                    Delaware       100%
Bach's Pharmacy (East), Inc.                              fka Pompton Nursing Home Suppliers           Delaware       100%
Bach's Pharmacy Services, LLC                                                                          Delaware       100%
Badger Acquisition LLC                                                                                 Delaware       100%
Badger Acquisition of Brooksville LLC                                                                  Delaware       100%
Badger Acquisition of Kentucky LLC                                                                     Delaware       100%
Badger Acquisition of Minnesota LLC                                                                    Delaware       100%
Badger Acquisition of Ohio LLC                            Omnicare Health Network                      Delaware       100%
Badger Acquisition of Orlando LLC                         Home Care Pharmacy of Florida                Delaware       100%
Badger Acquisition of Tampa LLC                           Bay Pharmacy                                 Delaware       100%
Badger Acquisition of Texas LLC                                                                        Delaware       100%
Bio-Pharm International, Inc.                                                                          Delaware       100%
BPNY Acquisition Corp.                                    Brookside Park Pharmacy                      Delaware       100%
BPTX Acquisition Corp.                                    Brookside Park Pharmacy of Texas             Delaware       100%
Campo's Medical Pharmacy, Inc.                                                                        Louisiana       100%
Care Pharmaceutical Services, LP                                                                       Delaware       100%
CHP Acquisition Corp.                                     Cherry Hill Pharmacy                         Delaware       100%
CIP Acquisition Corp.                                     Carter's Institutional Pharmacy              Delaware       100%
CompScript - Boca, LLC                                                                                 Florida        100%
Compscript - Mobile, Inc.                                                                              Delaware       100%
CompScript, Inc.                                                                                       Florida        100%
CP Acquisition Corp.                                      Central Pharmacy                             Oklahoma       100%
Creekside Managed Care Pharmacy, Inc.                                                                  Delaware       100%
CTLP Acquisition LLC                                      Care Tech                                    Delaware       100%
D & R Pharmaceutical Services, Inc.                                                                    Kentucky       100%
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
                                                                                                      State of
                                                                Doing Business As Name             Incorporation/
Legal Name                                                      (if other than legal name)          Organization    % Owned
-------------------------------------------------------   --------------------------------------   --------------   -------
Dixon Pharmacy LLC                                                                                     Illinois       100%
Enloe Drugs LLC                                                                                        Delaware       100%
Euro Bio-Pharm Clinical Services, Inc.                                                                 Delaware       100%
Evergreen Pharmaceutical of California, Inc.              fka PIP Acquisition, West Val Premiere      California      100%
Evergreen Pharmaceutical, Inc.                                                                        Washington      100%
Hardardt Group, Inc., The                                                                              Delaware       100%
Heartland Repack Services LLC                                                                          Delaware       100%
HMIS, Inc.                                                                                             Delaware       100%
Home Care Pharmacy, Inc.                                                                               Delaware       100%
Home Pharmacy Services, LLC                                                                            Missouri       100%
Hytree Pharmacy, Inc.                                                                                    Ohio         100%
Interlock Pharmacy Systems, Inc.                                                                       Missouri       100%
JHC Acquisition LLC                                       Jacobs Health Care Systems                   Delaware       100%
Konsult, Inc.                                                                                          Delaware       100%
Langsam Health Services, Inc.                             Sequoia Health Services, Inc.                Delaware       100%
LCPS Acquisition, LLC                                     Medilife Pharmacy                            Delaware       100%
Lo-Med Prescription Services, Inc.                                                                       Ohio         100%
LPI Acquisition Corp.                                     Lipira Pharmacy                              Delaware       100%
Managed Healthcare, Inc.                                                                               Delaware       100%
Med World Acquisition Corp.                                                                            Delaware       100%
Medical Arts Health Care, Inc.                                                                         Georgia        100%
Medical Services Consortium, Inc.                         Compscript - Miami                           Florida        100%
MOSI Acquisition Corp.                                    Medical Outpatient Services                  Delaware       100%
Nihan & Martin LLC                                                                                     Delaware       100%
NIV Acquisition LLC                                       Denman Pharmacy Services                     Delaware       100%
North Shore Pharmacy Services, Inc.                                                                    Delaware       100%
OCR Services Corporation                                                                               Delaware       100%
OCR-RA Acquisition Corp.                                  Long Term Care Pharmacy                      Delaware       100%
OFL Corp.                                                                                              Delaware       100%
Omnibill Services LLC                                                                                  Delaware       100%
Omnicare Air Transport Services, Inc.                                                                  Delaware       100%
Omnicare Clinical Research, Inc.                          fka IBAH, Inc.                               Delaware       100%
Omnicare Clinical Research, LLC                           fka Coromed, Inc.                            Delaware       100%
Omnicare CR Inc.                                                                                       Delaware       100%
Omnicare Extended Pharma Services, LLC                                                                 Delaware       100%
Omnicare Headquarters LLC                                                                              Delaware       100%
Omnicare Holding Company                                                                               Delaware       100%
Omnicare Management Company                                                                            Delaware       100%
Omnicare Pennsylvania Med Supply, LLC                                                                  Delaware       100%
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
                                                                                                     State of
                                                                  Doing Business As Name           Incorporation/
Legal Name                                                      (if other than legal name)          Organization    % Owned
-------------------------------------------------------   --------------------------------------   --------------   -------
Omnicare Pharmacies of Maine Holding Company                                                           Delaware       100%
Omnicare Pharmacies of Pennsylvania East, LLC                                                          Delaware       100%
Omnicare Pharmacies of Pennsylvania West, Inc.                                                       Pennsylvania     100%
Omnicare Pharmacies of the Great Plains Holding Company                                                Delaware       100%
Omnicare Pharmacy and Supply Services, Inc.                                                          South Dakota     100%
Omnicare Pharmacy of Colorado LLC                                                                      Delaware       100%
Omnicare Pharmacy of Florida,  LP                                                                      Delaware       100%
Omnicare Pharmacy of Indiana,  LLC                                                                     Delaware       100%
Omnicare Pharmacy of Maine LLC                                                                         Delaware       100%
Omnicare Pharmacy of Nebraska LLC                                                                      Delaware       100%
Omnicare Pharmacy of North Carolina,  LLC                                                              Delaware       100%
Omnicare Pharmacy of Pueblo,  LLC                                                                      Delaware       100%
Omnicare Pharmacy of South Dakota LLC                                                                  Delaware       100%
Omnicare Pharmacy of Tennessee LLC                                                                     Delaware       100%
Omnicare Pharmacy of the Midwest, Inc.                    fka Freed's                                  Delaware       100%
Omnicare Purchasing Company General Partner, Inc.                                                      Delaware       100%
Omnicare Purchasing Company Limited Partner, Inc.                                                      Delaware       100%
Omnicare Purchasing Company LP                                                                         Delaware       100%
Omnicare Respiratory Services, LLC                                                                     Delaware       100%
Omnicare.com, Inc.                                                                                     Delaware       100%
PBM-Plus, Inc.                                                                                         Wisconsin      100%
PCI Acquisition, LLC                                                                                   Delaware       100%
Pharmacon Corp.                                                                                        New York       100%
Pharmacy Consultants, Inc.                                                                         South Carolina     100%
Pharm-Corp of Maine LLC                                                                                Delaware       100%
Pharmed Holdings, Inc.                                                                                 Delaware       100%
PRN Pharmaceutical Services, LP                                                                        Delaware       100%
Resource Biometrics, Inc.                                                                             California      100%
Roeschen's Healthcare Corp.                                                                            Wisconsin      100%
Royal Care of Michigan LLC                                                                             Delaware       100%
SHC Acquisition Co., LLC                                  Synergy                                      Delaware       100%
Shore Pharmaceutical Providers, Inc.                                                                   Delaware       100%
Southside Apothecary, Inc.                                                                             New York       100%
Specialized Home Infusion of Michigan LLC                                                              Delaware       100%
Specialized Patient Care Services, Inc.                                                                 Alabama       100%
Specialized Pharmacy Services, Inc.                                                                    Michigan       100%
Specialized Services of Michigan, Inc.                                                                 Delaware       100%
Sterling Healthcare Services, Inc.                                                                     Delaware       100%
Superior Care Pharmacy, Inc.                                                                           Delaware       100%
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
                                                                                                      State of
                                                                  Doing Business As Name           Incorporation/
Legal Name                                                      (if other than legal name)          Organization    % Owned
-------------------------------------------------------   --------------------------------------   --------------   -------
Swish, Inc.                                                                                            Delaware       100%
TCPI Acquisition Corp.                                    Total Care Pharmacy                          Delaware       100%
THG Acquisition Corp.                                     Tandem Health Group                          Delaware       100%
Three Forks Apothecary, Inc.                                                                           Kentucky       100%
UC Acquisition Corp.                                      UniCare, Inc.                                Delaware       100%
Value Health Care Services, Inc.                                                                       Delaware       100%
Value Pharmacy, Inc.                                                                                Massachusetts     100%
Vital Care Infusions Supply, Inc.                                                                      New York       100%
Weber Medical Systems LLC                                                                              Delaware       100%
Westhaven Services Co.                                                                                   Ohio         100%
Williamson Drug Company, Incorporated                                                                  Virginia       100%
Winslow's Pharmacy                                                                                    New Jersey      100%

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
Foreign Entities                                                                                       Country      % Owned
De-Skor ZAO                                                                                             Russia         50%
Omnicare Clinical Research (Proprietary) Limited                                                    South Africa      100%
Omnicare Clinical Research A/S                                                                          Denmark       100%
Omnicare Clinical Research A/B                                                                          Sweden        100%
Omnicare Clinical Research AG                                                                        Switzerland      100%
Omnicare Clinical Research Holdings B.V.                                                             Netherlands      100%
Omnicare Clinical Research International B.V.                                                        Netherlands      100%
Omnicare Clinical Research GmbH                                                                        Germany        100%
Omnicare Clinical Research GmbH & Co. KG                  IFNS                                         Germany        100%
Omnicare Clinical Research Limited                                                                       UK           100%
Omnicare Clinical Research LLC                                                                         Russia         100%
Omnicare Clinical Research N.V.                                                                        Belgium        100%
Omnicare Clinical Research OY                                                                          Finland        100%
Omnicare Clinical Research PTE. LTD.                                                                  Singapore       100%
Omnicare Clinical Research PTY. LTD.                                                                  Australia       100%
Omnicare Clinical Research S.A.                                                                       Argentina       100%
Omnicare Clinical Research S.L.                                                                         Spain         100%
Omnicare Clinical Research S.A.R.L.                                                                    France         100%
Quebec, Inc.                                                                                           Canada         100%
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